GPRE

Green Plains Renewable Energy, Inc.

February 2009

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to various factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. Green Plains may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, risks associated with plant construction and technology development, commodity market risks, financial market risks, counter-party risks, risks associated with changes to federal policy and/or regulation and other risk factors detailed in Green Plains' SEC filings. Additional information with respect to these and other factors which could materially affect Green Plains and its operations, are included on Form 10-K, 10-Q and certain other forms Green Plains has filed with the SEC. Green Plains assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The cautionary statements in this report expressly qualify all of our forward-looking statements. In addition, the Company is not obligated, and does not intend, to update any of its forward-looking statements at any time unless an update is required by applicable securities laws.

Company Representatives

Todd Becker

Chief Executive Officer

Jerry Peters

Chief Financial Officer

Green Plains Renewable Energy, Inc.

9420 Underwood Ave., Ste. 100

Omaha, NE 68154

www.gpreinc.com

NASDAQ: GPRE

Who is Green Plains?

- A leader in ethanol production and marketing with combined volumes of 635 mmgy:
  - 330 mmgy of production capacity
  - 305 mmgy of production under 3rd party marketing contracts
- Building a vertically integrated ethanol platform from agronomy services and grain procurement through ethanol production, blending and distribution
- Focus on operational excellence
- Risk management is a core competency
- Well capitalized balance sheet with committed long-term investors

Overview of Recent Merger

- Green Plains closed its merger with VBV on October 15, 2008
- VBV shareholders invested $60 million of new equity capital into Green Plains at $10 per share
- VBV's majority shareholder is NTR plc (www.ntr.ie), an international renewable energy and sustainable waste management company (and largest shareholder of Green Plains)
- Green Plains stock upgraded to NASDAQ Global market

Competitive Advantages

- Seasoned management team
- Operational excellence
- Risk management expertise
- Vertical integration throughout the ethanol value chain
- Well capitalized balance sheet with strong liquidity
- Committed long-term investors

Seasoned Management Team

Name	Title	Years in Industry	Background
Wayne Hoovestol	Chairman	25+	Built two national trucking lines: Major Transport and Hoovestol, Inc.
Todd Becker	Chief Executive Officer	20+	CEO, VBV LLC; EVP Sales & Marketing, Global Ethanol; Pres, ConAgra Grain Canada; VP of Int Marketing, ConAgra Trade Group
Jerry Peters	CFO & Secretary	25+	Chief Financial Officer & Chief Accounting Officer, ONEOK Partners LP; CPA, KPMG
Steve Bleyl	Executive VP – Ethanol Marketing	25+	CEO, Renewable Products Marketing Group; COO, AXXIS Petroleum; VP for Refining Marketing, Koch Industries
Ron Gillis	Executive VP – Finance & Treasurer	30+	CFO, VBV LLC; CFO, Renewable Products Marketing Group; Various senior finance positions at ConAgra Trade Group
Michael Orgas	Executive VP – Commercial Operations	30+	Dir of Raw Materials Strategic Sourcing, Malt-O-Meal; Agribusiness Investment Banker, McCarthy & Associates; Various senior management positions at ConAgra Trade Group
Edgar Seward	Executive VP – Plant Operations	20+	GM, Indiana Bio-Energy LLC; Project Manager, ICM Inc; Various senior management positions in ethanol plant operations and business development in US and UK at ConAgra Trade Group

Importance of Risk Management



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Ethanol Price ($/Gal)
Corn Price ($/Gal)
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08



$1.60
$1.20
$0.80
$0.40
$0.00
Crush Spread ($/Gal)[1]
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Risk Management is critical to operating in a tightened operating margin environment

Note:
1. Crush spread equal to spot price per gallon of ethanol less spot price per bushel of corn divided by 2.7 gallons per bushel

Best In Practice Risk Management

- Fundamental focus on EBITDA margin management (Ethanol + DDGs – corn – natural gas)
- Real time price dashboard system drives immediate margin decisions for each plant
- Comprehensive risk management policy focused on three main areas of control (all on rolling 12 month positions): (1) tenor limits, (2) hedge percentages, and (3) value at risk (VAR) limits
- Risk committee comprised of senior management and outside parties dedicated to monitoring commodity risk exposure on an ongoing basis

Risk management is a core competency at Green Plains

Integrated Ethanol Value Chain


Seed, Chemical and Fertilizer
Grain Production
Grain Storage and Merchandising
Ethanol Production
3rd Party Services
Blending & Distribution

Strategy is to create a vertically integrated platform touching all points of the ethanol value chain

Effective Corn Procurement

- Ownership of grain storage in locations complementary to ethanol plants is an effective strategy to secure long-term supply needs
  - Acquisition of Essex Elevator in September 2007 to support Shenandoah plant (Storage capacity: 2.1MM bushels)
  - Acquisition of Great Lakes Cooperative in April 2008 to support Superior plant (Storage capacity: 16.8 MM bushels)
- Grain storage provides greater flexibility to manage price risk and market seasonality
- Direct relationships with local farmers through full service agronomy business helps secure corn supply

Overview of Ethanol & Grain Facilities


ND
MN
SD
WI
MI
IA
NE
IL
IN
OH
KS
MO
KY
TN
Legend
Ethanol Production
Grain and Agronomy
Company Headquarters

Ethanol Production Facilities

GPRE Shenandoah
Shenandoah, IA
55 MMgy Fagen/ICM
Started Production Aug. 2007

Superior Ethanol
Superior, IA
55 MMgy Agra/Delta-T
Started Production Jul. 2008

Indiana Bio-Energy
Bluffton, IN
110 MMgy Fagen/ICM
Started Production Sep. 2008

Ethanol Grain Processors
Obion, TN
110 MMgy Fagen/ICM
Started Production Nov. 2008

Ethanol Marketing and Distribution

- Currently developing a fee based ethanol marketing and distribution platform
- Management has extensive ethanol marketing expertise
- 305 mmgy of ethanol currently under exclusive third party marketing arrangements
- Marketing directly to retailer and blenders
- Expect to "touch" 850 – 1,000 mmgy in 2009

Blendstar Acquisition

- Green Plains acquired a 51% interest in biofuel terminal operator Blendstar, LLC for $9 million on January 20, 2009
- Blendstar is a platform of six blending facilities allowing petroleum customers the ability to store and blend ethanol and biodiesel in secure, local terminals
- Current capacity of over 200 million gallons per year with commitments to build two additional terminals
- Facilities are located in mid-sized metropolitan areas where biofuels are underutilized, generally in close proximity to major fuel terminals and transportation corridors
- Important component of Green Plains' vertical integration strategy, providing additional benefits to Green Plains' marketing customers

Map of Blendstar Facilities


Louisville
KY
Nashville
Knoxville
TN
OK
Oklahoma City
AR
Little Rock
Birmingham
AL
MS
Shreveport
LA
Collins
Current Blendstar Facilities
Additional Blendstar Facilities

Algae Investment

- 25.5% interest in BioProcess Algae LLC, to commercialize photobioreactor technology for continuous algae production
- Partners include: CLARCOR, Inc. (a $1.6b NYSE-listed company), BioProcessH□0 (a filtration company partially owned by CLARCOR), and NTR plc (Green Plains' largest shareholder)
- Green Plains and BioProcess Algae LLC have received preliminary approval for a $2.3 million grant from Iowa Power Fund for algae R&D
- The grant-funded pilot project is expected to be installed at the Green Plains Shenandoah ethanol plant in Spring 2009
- Continuous algae production potentially has broad application to capture carbon dioxide and produce bio-fuel feedstock and feed products

GPRE Green Plains Renewable Energy, Inc.

Balance Sheet - Capitalization

$MM		Green Plains as of 8/31/08		VBV as of 9/30/08		ProForma Adjustments		ProForma Consolidated
Cash and Equivalents	$	3.7	$	6.5	$	60.0	$	70.1
Total Debt	$	142.0	$	184.1	$	-	$	326.1
Shareholder's Equity (1)		113.8		145.3		27.0		286.1
Total Capitalization (2)	$	255.8	$	329.4	$	27.0	$	612.2

Well capitalized balance sheet with strong liquidity position

Notes:
1. VBV Shareholder's Equity includes minority interests which were purchased in exchange for Green Plains stock as part of the merger
2. Capitalization based on financial data for each entity as reported in 8-K/A filed on December 24, 2008

Financial Performance

Summary Financial Data from Operating Plants*

(in Thousands)	2008 First Quarter	2008 Second Quarter	2008 Third Quarter	Total YTD
Revenue	$ 37,844	$ 77,551	$ 111,222	$ 226,617
Cost of Goods Sold	22,101	61,710	104,897	188,708
Gross Margins	15,743	15,841	6,325	37,909
S G & A	2,288	5,189	7,428	14,905
Operating Income (Loss)	$ 13,455	$ 10,652	$ (1,103)	$ 23,004
Weighted Average Capacity (gallons per year)	55,000	55,000	109,849	73,283

Above are combined actual financial results for Green Plains and VBV operating plants for the three quarters ended August 31, 2008 and September 30, 2008, respectively. Green Plains Grain Company's financial results are included since the date of its acquisition, April 3, 2008.

Industry Dynamics

- Most players are still undercapitalized (public and private)
- Most players still do not effectively manage risk
- Consolidation will likely accelerate
- Well capitalized industry participants will benefit from attractive growth opportunities through acquisitions at distressed valuations
- Profit potential exists across entire ethanol value chain
- Vertical integration and effective risk management will mitigate margin volatility and enhance cash flows

GPRE
Green Plains Renewable Energy, Inc.

Opportunities for Green Plains

- Leverage strong balance sheet and public currency to pursue selective acquisitions at attractive valuation levels
- Continue to diversify ethanol platform with upstream grain assets and downstream blending / distribution assets
- 2nd generation bolt-on technologies/Bio-Refinery concept

GPRE

Green Plains Renewable Energy, Inc.